UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Williams-Sonoma, Inc.

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

	Meeting Information	B A R C O D E
Meeting Type: Annual Meeting
WILLIAMS-SONOMA, INC.	For holders as of: March 27, 2009
	Date: May 22, 2009	Time: 9:00 AM PDT
	Location:	Williams-Sonoma, Inc.
3250 Van Ness Avenue
BROKER LOGO HERE		San Francisco, CA 94109 For directions, please refer to the Proxy Statement.

Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3	We encourage you to access and review all of the important information contained in the proxy materials before voting.
Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET	See the reverse side of this notice to obtain proxy materials and voting instructions.
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— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Form 10-K and Proxy Statement
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed on or before May 12, 2009 to facilitate timely delivery.

— How To Vote — Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.		Internal Use Only
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote “For” the following.
1.	Election of Directors
Nominees
01 W. Howard Lester		02 Adrian D. P. Bellamy	03 Patrick J. Connolly	04 Adrian T. Dillon	05 Anthony A. Greener
06 Ted W. Hall		07 Michael R. Lynch	08 Richard T. Robertson	09 David B. Zenoff		B A R C O D E
The Board of Directors recommends you vote FOR the following proposal(s).

2.   Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2010

The Board of Directors recommends you vote AGAINST the following proposal(s).

3.   A shareholder proposal recommending that the Board adopt a policy to appoint, whenever possible, an independent director who has not previously served as one of our executive officers to serve as Chairman

NOTE:    Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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